May 5, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Separate Account I of National Integrity Life Insurance Company
     ("Registrant")
     Rule 497(e) Filing of Financial Statements
     Registration No. 33-8905


Pursuant to Rule 497(e) under the Securities Act of 1933, we are filing updated financial statements which have been provided to policyholders of the Registrant's GrandMaster product. Registrant is no longer issuing the product, and in accordance with a no-action position of the Securities and Exchange Commission, the prospectus has been "evergreened."

Sincerely,



/s/ Sheri L. Bean
Paralegal

                              Financial Statements

                               Separate Account I
                                       of
                   National Integrity Life Insurance Company

                               December 31, 1996
                      With Report of Independent Auditors

                               Separate Account I
                                       of
                   National Integrity Life Insurance Company

                              Financial Statements

                               December 31, 1996



                                    Contents
Report of Independent Auditors..........................................   1

Audited Financial Statements

Statement of Assets and Liabilities.....................................   2
Statement of Operations.................................................   4
Statements of Changes in Net Assets.....................................   6
Notes to Financial Statements...........................................  10

                         Report of Independent Auditors

Contract Holders
Separate Account I of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of National Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth and Contrafund Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in Variable Insurance Products Fund and Variable Insurance Products Fund II (Fidelity VIP Funds) as of December 31, 1996, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of National Integrity Life Insurance Company at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.


Louisville, Kentucky
April 18, 1997

        Separate Account I of National Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                               December 31, 1996

                                                      Money                           Equity-
                                                     Market       High Income         Income        Growth         Overseas
                                                    Division       Division          Division      Division        Division
                                                  -----------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $197,164,560 in the aggregate)            $18,020,587     $23,407,036     $55,149,674   $34,096,543     $11,759,340

Liabilities
Payable to (receivable from) the general
 account of National Integrity                           (1,065)          5,334           6,757         1,293          (2,740)
                                                    --------------------------------------------------------------------------

Net assets                                          $18,021,652     $23,401,702     $55,142,917   $34,095,250     $11,762,080
                                                    ===========================================================================

Unit value                                          $     12.40     $     14.58     $     29.09   $     36.19     $     19.71
                                                    ===========================================================================

Units outstanding                                   $ 1,453,359       1,605,055       1,895,597       942,118         596,757
                                                    ===========================================================================

See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                               December 31, 1996

                                                                                             Asset
                                                 Investment      Asset                      Manager:
                                                 Grade Bond     Manager       Index 500     Growth       Contrafund
                                                  Division      Division      Division     Division       Division         Total
                                               -------------------------------------------------------------------------------------
Assets
Investments in Fidelity VIP Funds at value
 (cost of $197,164,560 in the aggregate)         $ 5,602,752   $28,963,476   $12,856,944  $ 4,019,997   $29,705,335     $223,581,684

Liabilities
Payable to (receivable from) the general
 account of National Integrity                        (1,544)        5,007          (132)         330         2,611           15,851
                                                 -----------------------------------------------------------------------------------

Net assets                                       $ 5,604,296   $28,958,469   $12,857,076  $ 4,019,667   $29,702,724     $223,565,833
                                                 ===================================================================================

Unit value                                       $     16.47   $     21.42   $     17.41  $     14.22   $     15.92
                                                 ===================================================================

Units outstanding                                    340,273     1,351,936       738,488      282,677     1,865,749
                                                 ===================================================================

See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                            Statement of Operations

                         Year Ended December 31, 1996

                                                              Money                        Equity-
                                                              Market     High Income       Income         Growth        Overseas
                                                             Division      Division       Division       Division       Division
                                                             --------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds               $990,302     $1,503,172     $1,662,157     $1,563,686     $  202,159

Expenses
  Mortality and expense risk and administrative
    charges                                                   258,367        258,372        623,813        389,332        138,984
                                                             --------------------------------------------------------------------
Net investment income (loss)                                  731,935      1,244,800      1,038,344      1,174,354         63,175

Realized and unrealized gain (loss) on
  investments
    Net realized gain on sales of investments                       -        572,065        893,819      1,185,341        153,853
    Net unrealized appreciation (depreciation)
      of investments:
        Beginning of period                                         -      1,197,030      4,753,760      3,418,140        497,261
        End of period                                               -      1,536,022      8,336,245      4,306,351      1,370,759
                                                             --------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                                -        338,992      3,582,485        888,211        873,498
                                                             --------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments              -        911,057      4,476,304      2,073,552      1,027,351
                                                             --------------------------------------------------------------------
Net increase in net assets resulting from operations         $731,935     $2,155,857     $5,514,648     $3,247,906     $1,090,526
                                                             ====================================================================

See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                       Investment                              Asset
                                                         Grade        Asset                   Manager:
                                                          Bond       Manager     Index 500     Growth      Contrafund
                                                        Division    Division      Division    Division      Division       Total
                                                       ----------------------------------------------------------------------------
Investment income
  Reinvested dividends from Fidelity VIP Funds          $221,647   $1,820,860    $  207,812    $197,529    $  127,036   $ 8,496,360

Expenses
  Mortality and expense risk and
    administrative charges                                70,736      390,908       115,631      28,143       290,294     2,564,580
                                                        ---------------------------------------------------------------------------
Net investment income (loss)                             150,911    1,429,952        92,181     169,386      (163,258)    5,931,780

Realized and unrealized gain (loss)
  on investments
    Net realized gain on sales of investments             66,281      130,034       511,372      29,931       370,212     3,912,908
    Net unrealized appreciation (depreciation)
      of investments:
        Beginning of period                              305,849    2,437,834       449,723      10,050       728,190    13,797,837
        End of period                                    211,915    4,378,137     1,532,542     170,065     4,575,088    26,417,124
                                                        ---------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period                     (93,934)   1,940,303     1,082,819     160,015     3,846,898    12,619,287
                                                        ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments   (27,653)   2,070,337     1,594,191     189,946     4,217,110    16,532,195
                                                        ---------------------------------------------------------------------------
Net increase in net assets resulting from operations    $123,258   $3,500,289    $1,686,372    $359,332    $4,053,852   $22,463,975
                                                        ===========================================================================

See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1996

                                                                 Money                       Equity-
                                                                 Market     High Income      Income        Growth        Overseas
                                                                Division      Division      Division      Division       Division
                                                             ---------------------------------------------------------------------
Increase (decrease) in net assets from operations
  Net investment income (loss)                               $    731,935   $ 1,244,800   $ 1,038,344   $ 1,174,354    $    63,175
  Net realized gain on sales of investments                             -       572,065       893,819     1,185,341        153,853
  Change in net unrealized appreciation/
    depreciation during the period                                      -       338,992     3,582,485       888,211        873,498
                                                             ---------------------------------------------------------------------
Net increase in net assets resulting from operations              731,935     2,155,857     5,514,648     3,247,906      1,090,526
Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                        13,022,443     5,768,611    16,528,721     9,117,366      2,244,838
    Contract terminations and benefits                         (2,565,173)   (2,122,255)   (2,744,148)   (2,172,101)      (543,454)
    Net transfers among investment options                    (13,359,842)    2,918,655     1,873,529     2,865,903      1,450,476
                                                             ---------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                           (2,902,572)    6,565,011    15,658,102     9,811,168      3,151,860
                                                             ---------------------------------------------------------------------
Increase (decrease) in net assets                              (2,170,637)    8,720,868    21,172,750    13,059,074      4,242,386

Net assets, beginning of year                                  20,192,289    14,680,834    33,970,167    21,036,176      7,519,694
                                                             ---------------------------------------------------------------------

Net assets, end of year                                      $ 18,021,652   $23,401,702   $55,142,917   $34,095,250    $11,762,080
                                                             =====================================================================
Unit transactions
  Contributions                                                 1,070,667       420,641       613,841       264,112        120,141
  Terminations and benefits                                      (209,764)     (152,014)     (101,953)      (62,070)       (27,727)
  Net transfers                                                (1,100,108)      204,521        67,546        82,490         78,298
                                                             ---------------------------------------------------------------------
Net increase (decrease) in units                                 (239,205)      473,148       579,434       284,532        170,712
                                                             =====================================================================


See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                         Year Ended December 31, 1996


                                                                                                Asset
                                                       Investment      Asset                   Manager:
                                                       Grade Bond     Manager     Index 500     Growth     Contrafund
                                                        Division     Division      Division    Division     Division       Total
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets from operations
  Net investment income (loss)                         $  150,911   $1,429,952   $    92,181  $  169,386   $ (163,258) $  5,931,780
  Net realized gain on sales of investments                66,281      130,034       511,372      29,931      370,212     3,912,908
  Change in net unrealized appreciation/
    depreciation during the period                        (93,934)   1,940,303     1,082,819     160,015    3,846,898    12,619,287
                                                       ----------------------------------------------------------------------------
Net increase in net assets resulting from operations      123,258    3,500,289     1,686,372     359,332    4,053,852    22,463,975

Increase (decrease) in net assets from contract
  related transactions
    Contributions from contract holders                 1,384,320    2,057,176     5,841,031   1,297,372    9,673,035    66,934,913
    Contract terminations and benefits                   (297,734)  (2,120,090)     (484,894)    (89,733)  (1,301,783)  (14,441,365)
    Net transfers among investment options                113,095   (2,161,691)    1,597,892   1,429,241    4,579,388     1,306,646
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets derived
  from contract related transactions                    1,199,681   (2,224,605)    6,954,029   2,636,880   12,950,640    53,800,194
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets                       1,322,939    1,275,684     8,640,401   2,996,212   17,004,492    76,264,169

Net assets, beginning of year                           4,281,357   27,682,785     4,216,675   1,023,455   12,698,232   147,301,664
                                                       ----------------------------------------------------------------------------

Net assets, end of year                                $5,604,296  $28,958,469   $12,857,076  $4,019,667  $29,702,724  $223,565,833
                                                       ============================================================================

Unit transactions
  Contributions                                            86,373      104,501       371,841      99,473      677,612
  Terminations and benefits                               (17,903)    (107,819)      (30,376)     (6,955)     (89,447)
  Net transfers                                             7,195     (105,579)      103,587     105,013      323,547
                                                       --------------------------------------------------------------
Net increase (decrease) in units                           75,665     (108,897)      445,052     197,531      911,712
                                                       ==============================================================


See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1995

                                                           Money                         Equity-
                                                           Market       High Income       Income         Growth        Overseas
                                                          Division        Division       Division       Division       Division
                                                        ----------------------------------------------------------------------------

Increase (decrease) in net assets from operations
 Net investment income (loss)                           $   547,172    $   266,601    $    777,058    $  (149,416)   $   (45,473)
 Net realized gain (loss) on sales of investments                --        (28,970)        442,703        301,960         63,061
 Change in net unrealized appreciation/
  depreciation during the period                                 --      1,324,296       4,612,185      3,400,364        585,301
                                                         ---------------------------------------------------------------------------
Net increase in net assets resulting from operations        547,172      1,561,927       5,831,946      3,552,908        602,889

Increase (decrease) in net assets from contract
 related transactions
 Contributions from contract holders                     11,544,874      8,116,206      16,693,537      7,825,282      1,952,404
 Contract terminations and benefits                        (623,106)      (718,702)     (1,866,020)      (782,169)      (437,957)
 Net transfers among investment options                    (209,586)       140,918       3,561,997      1,522,144     (1,651,330)
                                                        ----------------------------------------------------------------------------
Net increase (decrease) in net assets derived
 from contract related transactions                      10,712,182      7,538,422      18,389,514      8,565,257       (136,883)
                                                        ----------------------------------------------------------------------------
Increase (decrease) in net assets                        11,259,354      9,100,349      24,221,460     12,118,165        466,006

Net assets, beginning of year                             8,932,935      5,580,485       9,748,707      8,918,011      7,053,688
                                                        ----------------------------------------------------------------------------

Net assets, end of year                                 $20,192,289    $14,680,834     $33,970,167    $21,036,176     $7,519,694
                                                        ============================================================================

Unit transactions
 Contributions                                              991,177        669,982         734,405        256,356        115,747
 Terminations and benefits                                  (53,116)       (59,452)        (77,244)       (25,360)       (25,091)
 Net transfers                                              (27,867)         9,279         155,599         54,283        (97,129)
                                                        ----------------------------------------------------------------------------
Net increase (decrease) in units                            910,194        619,809         812,760        285,279         (6,473)
                                                        ============================================================================

See accompanying notes.

        Separate Account I of National Integrity Life Insurance Company

                         Year Ended December 31, 1995



                                                                                                                  Asset
                                                                Investment                                       Manager:
                                                                Grade Bond      Asset Manager     Index 500       Growth
                                                                 Division         Division        Division       Division*
                                                                -----------------------------------------------------------
Increase (decrease) in net assets from operations
 Net investment income (loss)                                   $   14,363       $   195,610      $   (9,282)    $   38,507
 Net realized gain (loss) on sales of investments                   (1,976)           67,575         163,144         15,291
 Change in net unrealized appreciation/
  depreciation during the period                                   344,325         3,725,015         455,826         10,050
                                                                -----------------------------------------------------------
Net increase in net assets resulting from operations               356,712         3,988,200         609,688         63,848

Increase (decrease) in net assets from contract
 related transactions
 Contributions from contract holders                            $2,299,947         5,153,894       1,801,990        852,854
 Contract terminations and benefits                                (76,202)       (2,134,550)       (154,064)       (51,829)
 Net transfers among investment options                            337,449        (7,356,843)        897,468        158,582
                                                                -----------------------------------------------------------
Net increase (decrease) in net assets derived
 from contract related transactions                              2,561,194        (4,337,499)      2,545,394        959,607
                                                                -----------------------------------------------------------
Increase (decrease) in net assets                                2,917,906          (349,299)      3,155,082      1,023,455

Net assets, beginning of year                                    1,363,451        28,032,084       1,061,593              -
                                                                -----------------------------------------------------------
Net assets, end of year                                         $4,281,357       $27,682,785      $4,216,675     $1,023,455
                                                                ===========================================================

Unit transactions
 Contributions                                                     150,331           306,214         136,806         75,747
 Terminations and benefits                                          (4,694)         (124,737)        (11,135)        (4,392)
 Net transfers                                                      21,423          (427,236)         67,783         13,791
                                                                -----------------------------------------------------------
Net increase (decrease) in units                                   167,060          (245,759)        193,454         85,146
                                                                ===========================================================

                                                                   Contrafund
                                                                    Division*          Total
                                                                  ------------------------------
Increase (decrease) in net assets from operations
 Net investment income (loss)                                     $    90,265        $ 1,725,405
 Net realized gain (loss) on sales of investments                     214,827          1,237,615
 Change in net unrealized appreciation/
  depreciation during the period                                      728,190         15,185,552
                                                                  ------------------------------
Net increase in net assets resulting from operations                1,033,282         18,148,572

Increase (decrease) in net assets from contract
 related transactions
 Contributions from contract holders                                9,594,998         65,835,986
 Contract terminations and benefits                                  (235,829)        (7,080,428)
 Net transfers among investment options                             2,305,781           (293,420)
                                                                  ------------------------------
Net increase (decrease) in net assets derived
 from contract related transactions                                11,664,950         58,462,138
                                                                  ------------------------------
Increase (decrease) in net assets                                  12,698,232         76,610,710

Net assets, beginning of year                                               -         70,690,954
                                                                  ------------------------------
Net assets, end of year                                           $12,698,232       $147,301,664
                                                                  ==============================

Unit transactions
 Contributions                                                        777,515
 Terminations and benefits                                            (17,708)
 Net transfers                                                        194,230
                                                                  -----------
Net increase (decrease) in units                                      954,037
                                                                  ===========

*For the period February 6, 1995 (commencement of operations) to December 31, 1995.

See accompanying notes.

                              Separate Account I
                                      of
                   National Integrity Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1996


1. Organization and Significant Accounting Policies

Organization and Nature of Operations

National Integrity Life Insurance Company ("National Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, under the insurance laws of the State of New York for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company and their ultimate parent is ARM Financial Group, Inc. ("ARM"). ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by National Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed rate guaranteed rate options of National Integrity's Separate Account GRO. The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has ten investment divisions available. The Separate Account introduced three new investment divisions to contract holders on December 31, 1996 which include the Balanced Portfolio, the Growth and Income Portfolio, and the Growth Opportunities Portfolio from the Fidelity VIP Funds. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1996 for this Separate Account.

                              Separate Account I
                                      of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

   Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

   High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower rated, fixed income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

   Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing common or preferred stock and the remainder in debt securities.

   Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

   Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests 65% of its assets in securities from at least three countries outside North America.

   Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. It will maintain a dollar-weighted average portfolio maturity of ten years or less. For 80% of its assets, the portfolio purchases only securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated securities judged by Fidelity Management to be of equivalent quality.

                              Separate Account I
                                      of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

   Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term fixed income instruments. The portfolio's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile.

   Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

   Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term instruments. The fund has a neutral mix which represents the general allocation of the fund's investments over the long term. The approximate neutral mix for stocks, bonds and short-term investments is 70%, 25% and 5%, respectively.

   Contrafund Portfolio is a growth fund which seeks to increase the value of the investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

                              Separate Account I
                                      of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

Investments

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

                              Separate Account I
                                      of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Taxes

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1996 and the cost of shares held at December 31, 1996 for each division were as follows:

                 Division                 Purchases       Sales          Cost
--------------------------------------------------------------------------------
Money Market                             $30,714,814   $32,878,326   $18,020,587
High Income                               22,332,381    14,511,994    21,871,014
Equity-Income                             20,475,054     3,770,667    46,813,429
Growth                                    15,553,784     4,565,309    29,790,192
Overseas                                   4,779,899     1,565,635    10,388,581
Investment Grade Bond                      2,497,921     1,148,199     5,390,837
Asset Manager                              4,139,075     4,931,455    24,585,339
Index 500                                  9,140,212     2,094,301    11,324,402
Asset Manager: Growth                      3,049,651       243,187     3,849,932
Contrafund                                14,227,273     1,433,356    25,130,247

                              Separate Account I
                                      of
                   National Integrity Life Insurance Company

                   Notes to Financial Statements (continued)


3. Expenses

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                             Financial Statements
                               (Statutory Basis)

                            National Integrity Life
                               Insurance Company

                    Years Ended December 31, 1996 and 1995
                      with Report of Independent Auditors

                   National Integrity Life Insurance Company

                             Financial Statements
                               (Statutory Basis)

                    Years Ended December 31, 1996 and 1995


                                   Contents

Report of Independent Auditors..............................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)............................................3
Statements of Operations (Statutory Basis)..................................5
Statements of Changes in Capital and Surplus (Statutory Basis)..............6
Statements of Cash Flows (Statutory Basis)..................................7
Notes to Financial Statements (Statutory Basis).............................9

                        Report of Independent Auditors

Board of Directors
National Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of National Integrity Life Insurance Company as of December 31, 1996 and 1995, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of National Integrity Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

                                    /s/ Ernst & Young LLP



Louisville, Kentucky
February 12, 1997

                   National Integrity Life Insurance Company

                       Balance Sheets (Statutory Basis)

                                                  December 31,
                                                 1996      1995
                                               ------------------
                                                 (In Thousands)
Admitted assets
Cash and investments:
 Bonds                                         $451,439  $635,249
 Preferred stocks                                50,715    14,428
 Mortgage loans                                   3,929     5,318
 Policy loans                                    24,981    22,606
 Cash and short-term investments                 14,570    20,268
 Other invested assets                               36     8,827
                                               ------------------
Total cash and investments                      545,670   706,696

Separate accounts assets                        370,988   265,264
Receivable for investments sold                   4,576         -
Accrued investment income                         6,513     7,959
Federal income tax recoverable                      438         -
Other admitted assets                             1,740         -





                                               ------------------
Total admitted assets                          $929,925  $979,919
                                               ==================


                                                               December 31,
                                                              1996      1995
                                                            ------------------
                                                              (In Thousands)
Liabilities and capital and surplus
Liabilities:
 Policy and contract liabilities:
  Life and annuity reserves                                 $513,639  $671,322
  Unpaid claims                                                  124     1,813
  Deposits on policies to be issued                              645         -
                                                            ------------------
 Total policy and contract liabilities                       514,408   673,135

 Separate accounts liabilities                               370,988   265,264
 Accounts payable and accrued expenses                           213       264
 Transfers to separate accounts due or accrued, net          (21,247)  (16,329)
 Reinsurance balances payable                                    589        98
 Federal income taxes                                              -     1,005
 Asset valuation reserve                                       1,773     1,969
 Interest maintenance reserve                                  8,914     6,992
 Payable for investments purchased                                 -     6,082
 Other liabilities                                             6,016     2,300
                                                            ------------------
Total liabilities                                            881,654   940,780

Capital and surplus:
 Common stock, $10 par value, 200,000 shares
  authorized, issued, and outstanding                          2,000     2,000
 Paid-in surplus                                              59,244    59,244
 Special surplus funds                                           750       750
 Unassigned surplus                                          (13,723)  (22,855)
                                                            ------------------
Total capital and surplus                                     48,271    39,139
                                                            ------------------
Total liabilities and capital and surplus                   $929,925  $979,919
                                                            ==================

See accompanying notes.

                   National Integrity Life Insurance Company

                  Statements of Operations (Statutory Basis)

                                                                  Year Ended December 31,
                                                                     1996       1995
                                                                  -----------------------
                                                                      (In Thousands)
Premiums and other revenues:
 Premiums and annuity considerations                               $  8,640    $  1,262
 Deposit-type funds                                                 352,899     261,378
 Net investment income                                               53,553      46,548
 Amortization of the interest maintenance reserve                     1,001         823
 Other revenues                                                       5,653       3,913
                                                                  -----------------------
Total premiums and other revenues                                   421,746     313,924

Benefits paid or provided:
 Death benefits                                                       8,260       9,098
 Annuity benefits                                                    12,106       3,581
 Surrender benefits                                                 101,241     119,789
 Payments on supplementary contracts                                  1,879       1,869
 Increase in insurance and annuity reserves                         192,985      80,945
 Other benefits                                                       7,818       1,492
                                                                  -----------------------
Total benefits paid or provided                                     324,289     216,774

Insurance and other expenses:
 Commissions                                                          5,817       4,809
 General expenses                                                     8,051       8,150
 Taxes, licenses and fees                                               349         301
 Net transfers to separate accounts                                  69,158      77,166
 Other expenses                                                       3,110           -
                                                                  -----------------------
Total insurance and other expenses                                   86,485      90,426
Gain from operations before federal income taxes
 and net realized capital losses                                     10,972       6,724

Federal income tax expense (benefit)                                   (444)        991
                                                                   -----------------------
Gain from operations before net realized capital losses              11,416       5,733

Net realized capital losses, less capital gains
 tax expense (1996-$544; 1995-$1,800)
 and excluding net gains (losses) transferred
 to the interest maintenance reserve
 (1996-$2,923; 1995-$(2,850)|                                        (2,500)       (900)
                                                                  -----------------------
Net income                                                         $  8,916    $  4,833
                                                                  =======================

See accompanying notes.

                   National Integrity Life Insurance Company

        Statements of Changes in Capital and Surplus (Statutory Basis)

                    Years Ended December 31, 1996 and 1995

                                                                          Special                    Total
                                                  Common      Paid-In     Surplus   Unassigned    Capital and
                                                  Stock       Surplus      Funds      Surplus        Surplus
                                                 ------------------------------------------------------------
Balance, January 1, 1995                         $2,000       $59,244     $ 750     $ (26,437)    $    35,557
Net income                                                                              4,833           4,833
Decrease in nonadmitted assets                                                             20              20
Increase in asset valuation reserve                                                    (1,271)         (1,271)
                                                 ------------------------------------------------------------
Balance, December 31, 1995                        2,000        59,244       750       (22,855)         39,139

Net income                                                                              8,916           8,916
Decrease in nonadmitted assets                                                             19              19
Decrease in asset valuation reserve                                                       197             197
                                                 ------------------------------------------------------------
Balance, December 31, 1996                       $2,000       $59,244     $ 750     $ (13,723)    $    48,271
                                                 ============================================================

See accompanying notes.

                   National Integrity Life Insurance Company

                  Statements of Cash Flows (Statutory Basis)

                                                                                Year Ended December 31,
                                                                                    1996      1995
                                                                                -----------------------
                                                                                    (In Thousands)
Operations:
  Premiums, policy proceeds, and other considerations received                  $ 361,539    $ 262,639
  Net investment income received                                                   53,492       47,165
  Commission and expense allowances received on reinsurance ceded                     644            6
  Benefits paid                                                                  (125,238)    (134,780)
  Insurance expenses paid                                                         (14,170)     (13,461)
  Other income received net of other expenses paid                                  5,009        3,942
  Net transfers to separate accounts                                              (74,076)     (83,932)
                                                                                -----------------------
Net cash provided by operations                                                   207,200       81,579

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
  Bonds                                                                           455,716      339,361
  Preferred stocks                                                                 19,067        6,913
  Mortgage loans                                                                    1,389        1,326
  Other invested assets                                                             8,826            -
                                                                                -----------------------
Total investment proceeds                                                         484,998      347,600
Taxes paid on capital gains                                                        (1,212)           -
                                                                                -----------------------
Net proceeds from sales, maturities, or repayments of investments                 483,786      347,600

Cost of investments acquired:
  Bonds                                                                           626,879      416,110
  Preferred stocks                                                                 55,045        7,818
  Other invested assets                                                                 -        8,841
  Miscellaneous proceeds                                                               36            -
                                                                                -----------------------
Total cost of investments acquired                                                681,960      432,769
Net increase in policy loans and premium notes                                      2,375        2,876
                                                                                -----------------------
Net cash used in investment activities                                           (200,549)     (88,045)

Financing and miscellaneous activities:
Other cash provided:
  Other sources                                                                     3,826        7,899
                                                                                -----------------------
Total other cash provided                                                           3,826        7,899
                                                                                -----------------------

                                                                                                            7

                   National Integrity Life Insurance Company


                                                                                Year Ended December 31,
                                                                                     1996    1995
                                                                                -----------------------
                                                                                    (In Thousands)
Other cash applied:
  Other applications, net                                                           16,175       2,236
                                                                                -----------------------
Total other cash applied                                                            16,175       2,236
                                                                                -----------------------
Net cash provided by (used in) financing and miscellaneous activities              (12,349)      5,663
                                                                                -----------------------

Net decrease in cash and short-term investments                                     (5,698)       (803)

Cash and short-term investments at beginning of year                                20,268      21,071
                                                                                -----------------------
Cash and short-term investments at end of year                                  $   14,570   $  20,268
                                                                                =======================



See accompanying notes.

                                                                                                            8

                   National Integrity Life Insurance Company

                Notes to Financial Statements (Statutory Basis)


1.  Organization and Accounting Policies

Organization

National Integrity Life Insurance Company ("National Integrity" or the "Company") is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired Integrity and the Company from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of New York. The Company, currently licensed in eight states and the District of Columbia, provides retail and institutional products to the long-term savings and retirement marketplace.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

  Investments

  Investments in bonds and preferred stocks are reported at amortized cost or market value based on the National Association of Insurance Commissioners (the "NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stock are based on values specified by the NAIC, rather than on actual or estimated market values used for GAAP.

  Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus.

                   National Integrity Life Insurance Company

1.  Organization and Accounting Policies (continued)

    Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

    Policy Acquisition Costs

    Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

    Nonadmitted Assets

    Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

    Premiums

    Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

                   National Integrity Life Insurance Company

1.Organization and Accounting Policies (continued)

  Benefit Reserves

  Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

  Federal Income Taxes

  Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                        Year Ended December 31,
                                                          1996           1995
                                                        -----------------------
                                                             (In Thousands)
Net income as reported in the accompanying
  statutory basis financial statements                  $ 8,916         $ 4,833

Deferred policy acquisition costs, net of
 amortization                                             5,187           7,614
Adjustments to customer deposits                           (441)         (3,669)
Adjustments to invested asset carrying values
  at acquisition date                                      (160)           (180)
Amortization of value of insurance in force              (1,470)         (2,905)
Amortization of interest maintenance reserve             (1,001)           (823)
Adjustments for realized investment gains (losses)          852            (747)
Adjustments for federal income tax benefit (expense)     (2,185)            564
Other                                                      (200)            356
                                                        -----------------------

Net income, GAAP basis                                  $ 9,498         $ 5,043
                                                        =======================

                   National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)




                                                               December 31,
                                                            1996         1995
                                                           -------------------
                                                              (In Thousands)
Capital and surplus as reported in the accompanying
 statutory basis financial statements                      $ 48,271   $ 39,139

Adjustments to customer deposits                            (27,233)   (26,792)
Adjustments to invested asset carrying values
 at acquisition date                                         (5,197)    (5,889)
Asset valuation reserve and interest maintenance
 reserve                                                     19,369     20,567
Value of insurance in force                                  13,913     15,383
Deferred policy acquisition costs                            23,728     18,541
Net unrealized gains on available-for-sale securities         1,416      5,577
Other                                                        (2,650)      (246)
                                                           -------------------
Shareholder's equity, GAAP basis                           $ 71,617   $ 66,280
                                                           ===================

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

   Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                   National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

   Preferred stocks are reported at cost.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

                   National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at market value. Surrender charges collectible by the general account in the event of variable policy surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. The operations of the separate accounts are not included in the accompanying financial statements, except for separate accounts with guarantees. Fees charged on separate account policyholder deposits are included in other revenues.

Use of Estimates

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform with the presentation of the 1996 financial statements. These reclassifications had no effect on previously reported net income or surplus.

2. Permitted Statutory Accounting Practices

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations, and general

                   National Integrity Life Insurance Company

2. Permitted Statutory Accounting Practices (continued)

administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be effective for 1999, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Although the recodification project is meant to be surplus neutral, there is not enough available information for the industry to assess the impact of such project.

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                         Cost or     Gross       Gross
                                        Amortized  Unrealized  Unrealized    Fair
                                          Cost       Gains       Losses      Value
                                      --------------------------------------------
                                                         (In Thousands)
At December 31, 1996:
 U.S. Treasury securities and
  obligations of U.S. government
  agencies                            $ 16,243      $  415      $  110    $ 16,548
 Foreign governments                    12,363         643           -      13,006
 Public utilities                       40,882         379         644      40,617
 Other corporate securities            127,264         396       6,534     121,126
 Asset-backed securities                10,311           -           -      10,311
 Mortgage-backed securities            244,376           -           -     244,376
                                      --------------------------------------------
Total bonds                           $451,439      $1,833      $7,288    $445,984
                                      ============================================

                   National Integrity Life Insurance Company

3. Investments (continued)


                                     Cost or     Gross        Gross
                                    Amortized  Unrealized   Unrealized    Fair
                                       Cost      Gains        Losses      Value
                                    -------------------------------------------
                                                  (In Thousands)
At December 31, 1995:
  U.S. Treasury securities
    and obligations of U.S.
    government agencies             $ 51,434      $1,381      $   22   $ 52,793
  States and political
    subdivisions                       5,997          43           -      6,040
  Foreign governments                  1,898          62           -      1,960
  Public utilities                    19,861         190          41     20,010
  Other corporate
    securities                       229,776       5,366       1,653    233,489
  Assets-backed securities            27,695           -           -     27,695
  Mortgage-backed
    securities                       298,588           -           -    298,588
                                    -------------------------------------------
Total bonds                         $635,249      $7,042      $1,716   $640,575
                                    ===========================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1996 and 1995, the fair value of investments in bonds includes $312,677,000 and $426,972,000, respectively, of bonds that were valued at amortized cost.

                   National Integrity Life Insurance Company

3. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1996, by contractual maturity, is as follows:

                                                  Cost or
                                                 Amortized    Fair
                                                   Cost       Value
                                                --------------------
                                                   (In Thousands)
     Years to maturity:
        After one through five                   $ 20,176   $ 16,110
        After five through ten                     32,815     31,575
        After ten                                 143,761    143,612
     Asset-backed securities                       10,311     10,311
     Mortgage-backed securities                   244,376    244,376
                                                 -------------------
     Total                                       $451,439   $445,984
                                                 ===================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1996 and 1995 were $755,711,000 and $286,601,000; gross gains of $7,901,000 and $4,404,000, and gross losses of $4,450,000 and $5,621,000 were realized on those sales, respectively.

At December 31, 1996 and 1995, bonds with an admitted asset value of $1,234,000 and $1,235,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                   National Integrity Life Insurance Company

3. Investments (continued)

The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings is required on all properties covered by mortgage loans. As of year-end, the Company held no mortgages with interest more than one year past due. During 1996, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

In connection with the change in control of the Company during 1993, National Mutual agreed to indemnify the Company pursuant to a Guaranty Agreement dated November 26, 1993, with respect to (i) principal (up to 100%) of the Company's mortgage loans' statutory book value as of December 31, 1992 and (ii) contractual interest payments (based on the original principal amount) of all acquired commercial and agricultural mortgage loans. In support of its indemnification obligations, National Mutual has placed $23.0 million into escrow in favor of the Company and Integrity until the mortgage loans have been repaid in full.

Major categories of the Company's net investment income are summarized as follows:

                                                         Year Ended December 31,
                                                             1996       1995
                                                         -----------------------
                                                             (In Thousands)
     Income:
          Bonds                                            $47,487    $43,591
          Preferred stocks                                   4,150      1,282
          Mortgage loans                                       610        565
          Policy loans                                       1,886      1,751
          Short-term investments and cash                    1,277        773
          Other investment income                                3        383
                                                           ------------------
     Total investment income                                55,413     48,345

     Investment expenses                                    (1,860)    (1,797)
                                                           ------------------
     Net investment income                                 $53,553    $46,548
                                                           ==================


                   National Integrity Life Insurance Company

4. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, National Integrity reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements. Reinsurance ceded is not significant to the Company's premiums, benefits or policy and contract liabilities. During 1995, the Company entered into a reinsurance agreement with General American Life Insurance Company to assume, on a 50% coinsurance basis, guaranteed investment contracts ("GICs"). Policy and contract liabilities assumed under this agreement were zero and $117,770,000 at December 31, 1996 and 1995, respectively.

The effect of reinsurance on premiums and amounts earned is as follows:

                                                    Year Ended December 31,
                                                         1996       1995
                                            -----------------------------------
                                                         (In Thousands)
Direct premiums and amounts assessed
 against policyholders                              $115,547       $145,630
Reinsurance assumed                                  246,571        117,175
Reinsurance ceded                                       (580)          (165)
                                            -----------------------------------
Net premiums and amounts earned                     $361,538       $262,640
                                            ===================================




5. Federal Income Taxes

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

                   National Integrity Life Insurance Company

5. Federal Income Taxes (continued)

Income before income taxes differs from taxable income principally due to value of insurance in-force, interest maintenance reserves and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The December 31, 1995 tax provision was calculated including net operating loss carryover benefits of $4,304,000.

6. Surplus

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

The NAIC adopted Risk-Based Capital ("RBC") requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula will be used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1996 and 1995, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                   National Integrity Life Insurance Company

7. Annuity Reserves

At December 31, 1996 and 1995, the Company's annuity reserves, including separate accounts, and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                              Amount      Percent
                                          -----------------------
                                          (In Thousands)
At December 31, 1996:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment              $ 89,668       11.5%
   At book value less surrender charge
    of 5% or more                              23,208        3.0
   At market value                            257,419       33.0
                                             -------------------
   Total with adjustment or at market
    value                                     370,295       47.5
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or
  adjustment                                  347,883       44.7
 Not subject to discretionary withdrawal       60,995        7.8
                                             -------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance         779,173      100.0%
                                                           =====
 Less reinsurance ceded                             -
                                             --------
 Net annuity reserves and deposit fund
  liabilities                                $779,173
                                             ========

At December 31, 1995:
 Subject to discretionary withdrawal
  (with adjustment):
   With market value adjustment              $ 67,407        8.1%
   At book value less surrender charge
    of 5% or more                             190,629       22.7
   At market value                            180,991       21.6
                                             -------------------
   Total with adjustment or at market
    value                                     439,027       52.4
 Subject to discretionary withdrawal
  (without adjustment) at book value
  with minimal or no charge or
  adjustment                                  337,299       40.2
 Not subject to discretionary withdrawal       61,710        7.4
                                             -------------------
 Total annuity reserves and deposit
  fund liabilities-before reinsurance         838,036      100.0%
                                                           =====
 Less reinsurance ceded                             -
                                             --------
 Net annuity reserves and deposit fund
  liabilities                                $838,036
                                             ========

The Company sold $358,339,000 of guaranteed investment contracts, assumed by the Company through a coinsurance agreement with General American Life Insurance Company, to Integrity as of June 30, 1996.

                   National Integrity Life Insurance Company

8. Separate Accounts

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are guaranteed a fixed rate of return (guaranteed rate options). Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 1996 is as follows:

                                        *Nonindexed
                                         Guaranteed    Nonguaranteed
                                            More          Separate
                                           than 4%        Accounts        Total
                                        ------------------------------------------
                                                       (In Thousands)
Premiums, deposits and other
 considerations                           $32,363         $ 70,537        $102,900
                                        ==========================================

Reserves for separate accounts with
 assets at fair value                     $90,084         $257,514        $347,598
                                        ==========================================

Reserves for separate accounts by
 withdrawal characteristics:
  Subject to discretionary withdrawal
   (with adjustment):
     With market value adjustment         $89,668         $      -        $ 89,668
     At book value without market value
      adjustment and with current
      surrender charge of 5% or more          416          257,514         257,930
                                        ------------------------------------------
  Total with adjustment or at market
   value                                   90,084          257,514         347,598
  Not subject to discretionary
   withdrawal                                   -                -               -
                                        ------------------------------------------
  Total separate accounts reserves        $90,084         $257,514        $347,598
                                        ==========================================

*Separate accounts with guarantees.

                  National Integrity Life Insurance Company

8. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1996 and 1995 is presented below:

                                                                1996       1995
                                                              --------------------
                                                                 (In Thousands)
Transfers as reported in the Summary of Operations
  of the Separate Accounts Statement:
    Transfers to separate accounts                            $102,901   $ 96,982
    Transfers from separate accounts                           (37,150)   (21,800)
                                                              -------------------
Net transfers to separate accounts                              65,751     75,182

Reconciling adjustments:
  Mortality and expense charges reported as other revenues       3,194      1,928
  Other revenues                                                   213         56
                                                              -------------------
Transfers as reported in the Summary of Operations
  of the Life, Accident and Health Annual Statement           $ 69,158   $ 77,166
                                                              ===================

9. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                  National Integrity Life Insurance Company

9.   Fair Values of Financial Instruments (continued)

                                            December 31, 1996      December 31, 1995
                                        ----------------------------------------------
                                          Carrying               Carrying
                                           Amount    Fair Value   Amount    Fair Value
                                        ----------------------------------------------
                                                         (In Thousands)
Assets:
 Bonds                                     $451,439    $457,875   $635,249    $666,955
 Preferred stocks                            50,715      50,454     14,428      15,964
 Mortgage loans                               3,929       3,929      5,318       5,318

Liabilities:
 Life and annuity reserves for
  investment-type contracts                $432,013    $426,516   $472,037    $474,465
 Separate accounts annuity reserves         347,503     347,072    248,398     247,220

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans on Real Estate

Pursuant to the terms of ARM's acquisition of the Company, payments of principal and interest on mortgage loans acquired on November 26, 1993 are guaranteed by National Mutual. Principal received in excess of statutory book value is to be returned to National Mutual. Accordingly, book value is deemed to be fair value.

Life and Annuity Reserves for Investment-Type Contracts

The fair value of single premium immediate annuities is based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value of the remaining annuities is based on the cash surrender value of the underlying policies.

                  National Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

Separate Accounts Annuity Reserves

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. Related Party Transactions

Effective January 1, 1994, the Company entered into an Administrative Services Agreement and an Investment Advisory Agreement with ARM. Under these agreements, ARM performs certain administrative investment advisory and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1996 and 1995, the Company was charged $6,008,000 and $5,641,000, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.